EXHIBIT 99

/---------------------------------------------------------------------------------------------------------------------------------\
 UBS                                                                                                                       Cmoproj
 Fixed Income Research                             CMF03S12A 30 year  4.8                            11:35:24 am November 21, 2003
 cmoproj.610                                                                                          Margarita Genis mgenis@rhino
                                                                                                                            Page 1
\---------------------------------------------------------------------------------------------------------------------------------/

=================================================================================================
Bond   Balance          Coupon   Delay   Factor     Index   Value    Reset   Multiplier  Cap
-------------------------------------------------------------------------------------------------
1A1    115,631,000.00   4.75000  24      1.000000           -1.0000  -       -           -
=================================================================================================

=============================================================================
Floor  Current   Settle     Deal     WAC    WAM       Pricing    Duration
       Coupon    Date                                 Speed      @ Px
-----------------------------------------------------------------------------
-      4.7500    11/28/03   30 year  5.01   179.00    250.0PSA   99:12
=============================================================================

==============================================================================================================================
          Price         PSA          PSA         PSA        PSA         PSA         PSA          PSA         PSA        PSA
                         50          100         200        250         400         500          600         750       1000
------------------------------------------------------------------------------------------------------------------------------
          98:28       4.937        4.951       4.982      4.998       5.047       5.079        5.111       5.157      5.230
          98:29       4.931        4.945       4.975      4.991       5.037       5.068        5.099       5.143      5.213
          98:30       4.926        4.939       4.968      4.983       5.028       5.057        5.086       5.129      5.196
          98:31       4.920        4.933       4.961      4.975       5.018       5.046        5.074       5.115      5.180
          99:00       4.915        4.927       4.954      4.967       5.008       5.035        5.062       5.101      5.163
          99:01       4.910        4.921       4.946      4.959       4.998       5.024        5.050       5.087      5.146
          99:02       4.904        4.915       4.939      4.952       4.989       5.013        5.038       5.073      5.129
          99:03       4.899        4.910       4.932      4.944       4.979       5.002        5.026       5.059      5.112

          99:04       4.893        4.904       4.925      4.936       4.969       4.992        5.013       5.045      5.096
          99:05       4.888        4.898       4.918      4.928       4.960       4.981        5.001       5.031      5.079
          99:06       4.883        4.892       4.911      4.920       4.950       4.970        4.989       5.017      5.062
          99:07       4.877        4.886       4.903      4.913       4.940       4.959        4.977       5.003      5.045
          99:08       4.872        4.880       4.896      4.905       4.931       4.948        4.965       4.990      5.029
          99:09       4.866        4.874       4.889      4.897       4.921       4.937        4.953       4.976      5.012
          99:10       4.861        4.868       4.882      4.889       4.911       4.926        4.941       4.962      4.995
          99:11       4.856        4.862       4.875      4.881       4.902       4.915        4.928       4.948      4.978

          99:12       4.850        4.856       4.868      4.874       4.892       4.904        4.916       4.934      4.962
          99:13       4.845        4.850       4.860      4.866       4.882       4.893        4.904       4.920      4.945
          99:14       4.839        4.844       4.853      4.858       4.873       4.883        4.892       4.906      4.928
          99:15       4.834        4.838       4.846      4.850       4.863       4.872        4.880       4.892      4.912
          99:16       4.829        4.832       4.839      4.843       4.854       4.861        4.868       4.878      4.895
          99:17       4.823        4.826       4.832      4.835       4.844       4.850        4.856       4.865      4.878
          99:18       4.818        4.820       4.825      4.827       4.834       4.839        4.844       4.851      4.862
          99:19       4.813        4.814       4.818      4.819       4.825       4.828        4.832       4.837      4.845

          99:20       4.807        4.808       4.811      4.812       4.815       4.817        4.820       4.823      4.828
          99:21       4.802        4.802       4.803      4.804       4.806       4.807        4.808       4.809      4.812
          99:22       4.797        4.796       4.796      4.796       4.796       4.796        4.796       4.795      4.795
          99:23       4.791        4.791       4.789      4.788       4.786       4.785        4.784       4.782      4.778
          99:24       4.786        4.785       4.782      4.781       4.777       4.774        4.772       4.768      4.762
          99:25       4.780        4.779       4.775      4.773       4.767       4.763        4.760       4.754      4.745
          99:26       4.775        4.773       4.768      4.765       4.758       4.753        4.747       4.740      4.729
          99:27       4.770        4.767       4.761      4.758       4.748       4.742        4.735       4.726      4.712
------------------------------------------------------------------------------------------------------------------------------
       Avg Life       7.427        6.608       5.345      4.857       3.786       3.296        2.921       2.504      2.044
       Duration       5.824        5.264       4.383      4.036       3.251       2.879        2.588       2.256      1.876
      First Pay       12/03        12/03       12/03      12/03       12/03       12/03        12/03       12/03      12/03
       Last Pay       10/18        10/18       10/18      10/18       10/18       10/18        10/18       10/18       8/10
==============================================================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd, (C) 2003.

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

/---------------------------------------------------------------------------------------------------------------------------------\
 UBS                                                                                                                       Cmoproj
 Fixed Income Research                             CMF03S12A 30 year   4.8                           11:35:35 am November 21, 2003
 cmoproj.610                                                                                          Margarita Genis mgenis@rhino
                                                                                                                            Page 1
\---------------------------------------------------------------------------------------------------------------------------------/

=================================================================================================
Bond   Balance          Coupon   Delay   Factor     Index   Value    Reset   Multiplier  Cap
-------------------------------------------------------------------------------------------------
1A2    25,000,000.00   4.75000   24      1.000000           -1.0000  -       -           -
=================================================================================================

=============================================================================
Floor  Current   Settle     Deal     WAC    WAM       Pricing    Duration
       Coupon    Date                                 Speed      @ Px
-----------------------------------------------------------------------------
-      4.7500    11/28/03   30 year  5.01   179.00    250.0PSA   99:12
=============================================================================

super senoir PT

==============================================================================================================================
          Price         PSA          PSA         PSA        PSA         PSA         PSA          PSA         PSA        PSA
                         50          100         200        250         400         500          600         750       1000
------------------------------------------------------------------------------------------------------------------------------
          98:28       4.937        4.951       4.982      4.998       5.047       5.079        5.111       5.157      5.230
          98:29       4.931        4.945       4.975      4.991       5.037       5.068        5.099       5.143      5.213
          98:30       4.926        4.939       4.968      4.983       5.028       5.057        5.086       5.129      5.196
          98:31       4.920        4.933       4.961      4.975       5.018       5.046        5.074       5.115      5.180
          99:00       4.915        4.927       4.954      4.967       5.008       5.035        5.062       5.101      5.163
          99:01       4.910        4.921       4.946      4.959       4.998       5.024        5.050       5.087      5.146
          99:02       4.904        4.915       4.939      4.952       4.989       5.013        5.038       5.073      5.129
          99:03       4.899        4.910       4.932      4.944       4.979       5.002        5.026       5.059      5.112

          99:04       4.893        4.904       4.925      4.936       4.969       4.992        5.013       5.045      5.096
          99:05       4.888        4.898       4.918      4.928       4.960       4.981        5.001       5.031      5.079
          99:06       4.883        4.892       4.911      4.920       4.950       4.970        4.989       5.017      5.062
          99:07       4.877        4.886       4.903      4.913       4.940       4.959        4.977       5.003      5.045
          99:08       4.872        4.880       4.896      4.905       4.931       4.948        4.965       4.990      5.029
          99:09       4.866        4.874       4.889      4.897       4.921       4.937        4.953       4.976      5.012
          99:10       4.861        4.868       4.882      4.889       4.911       4.926        4.941       4.962      4.995
          99:11       4.856        4.862       4.875      4.881       4.902       4.915        4.928       4.948      4.978

          99:12       4.850        4.856       4.868      4.874       4.892       4.904        4.916       4.934      4.962
          99:13       4.845        4.850       4.860      4.866       4.882       4.893        4.904       4.920      4.945
          99:14       4.839        4.844       4.853      4.858       4.873       4.883        4.892       4.906      4.928
          99:15       4.834        4.838       4.846      4.850       4.863       4.872        4.880       4.892      4.912
          99:16       4.829        4.832       4.839      4.843       4.854       4.861        4.868       4.878      4.895
          99:17       4.823        4.826       4.832      4.835       4.844       4.850        4.856       4.865      4.878
          99:18       4.818        4.820       4.825      4.827       4.834       4.839        4.844       4.851      4.862
          99:19       4.813        4.814       4.818      4.819       4.825       4.828        4.832       4.837      4.845

          99:20       4.807        4.808       4.811      4.812       4.815       4.817        4.820       4.823      4.828
          99:21       4.802        4.802       4.803      4.804       4.806       4.807        4.808       4.809      4.812
          99:22       4.797        4.796       4.796      4.796       4.796       4.796        4.796       4.795      4.795
          99:23       4.791        4.791       4.789      4.788       4.786       4.785        4.784       4.782      4.778
          99:24       4.786        4.785       4.782      4.781       4.777       4.774        4.772       4.768      4.762
          99:25       4.780        4.779       4.775      4.773       4.767       4.763        4.760       4.754      4.745
          99:26       4.775        4.773       4.768      4.765       4.758       4.753        4.747       4.740      4.729
          99:27       4.770        4.767       4.761      4.758       4.748       4.742        4.735       4.726      4.712
------------------------------------------------------------------------------------------------------------------------------
       Avg Life       7.427        6.608       5.345      4.857       3.786       3.296        2.921       2.504      2.044
       Duration       5.824        5.264       4.383      4.036       3.251       2.879        2.588       2.256      1.876
      First Pay       12/03        12/03       12/03      12/03       12/03       12/03        12/03       12/03      12/03
       Last Pay       10/18        10/18       10/18      10/18       10/18       10/18        10/18       10/18       8/10
==============================================================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd, (C) 2003.

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

/---------------------------------------------------------------------------------------------------------------------------------\
 UBS                                                                                                                       Cmoproj
 Fixed Income Research                             CMF03S12A 30 year    4.8                          11:35:43 am November 21, 2003
 cmoproj.610                                                                                          Margarita Genis mgenis@rhino
                                                                                                                            Page 1
\---------------------------------------------------------------------------------------------------------------------------------/

=================================================================================================
Bond   Balance          Coupon   Delay   Factor     Index   Value    Reset   Multiplier  Cap
-------------------------------------------------------------------------------------------------
1A3    1,000,000.00     4.75000  24      1.000000           -1.0000  -       -           -
=================================================================================================

=============================================================================
Floor  Current   Settle     Deal     WAC    WAM       Pricing    Duration
       Coupon    Date                                 Speed      @ Px
-----------------------------------------------------------------------------
-      4.7500    11/28/03   30 year  5.01   179.00    250.0PSA   99:11
=============================================================================

mezz pt - 5% total sub

==============================================================================================================================
          Price         PSA          PSA         PSA        PSA         PSA         PSA          PSA         PSA        PSA
                         50          100         200        250         400         500          600         750       1000
------------------------------------------------------------------------------------------------------------------------------
          98:27       4.942        4.957       4.990      5.006       5.057       5.090        5.123       5.171      5.247
          98:28       4.937        4.951       4.982      4.998       5.047       5.079        5.111       5.157      5.230
          98:29       4.931        4.945       4.975      4.991       5.037       5.068        5.099       5.143      5.213
          98:30       4.926        4.939       4.968      4.983       5.028       5.057        5.086       5.129      5.196
          98:31       4.920        4.933       4.961      4.975       5.018       5.046        5.074       5.115      5.180
          99:00       4.915        4.927       4.954      4.967       5.008       5.035        5.062       5.101      5.163
          99:01       4.910        4.921       4.946      4.959       4.998       5.024        5.050       5.087      5.146
          99:02       4.904        4.915       4.939      4.952       4.989       5.013        5.038       5.073      5.129

          99:03       4.899        4.910       4.932      4.944       4.979       5.002        5.026       5.059      5.112
          99:04       4.893        4.904       4.925      4.936       4.969       4.992        5.013       5.045      5.096
          99:05       4.888        4.898       4.918      4.928       4.960       4.981        5.001       5.031      5.079
          99:06       4.883        4.892       4.911      4.920       4.950       4.970        4.989       5.017      5.062
          99:07       4.877        4.886       4.903      4.913       4.940       4.959        4.977       5.003      5.045
          99:08       4.872        4.880       4.896      4.905       4.931       4.948        4.965       4.990      5.029
          99:09       4.866        4.874       4.889      4.897       4.921       4.937        4.953       4.976      5.012
          99:10       4.861        4.868       4.882      4.889       4.911       4.926        4.941       4.962      4.995

          99:11       4.856        4.862       4.875      4.881       4.902       4.915        4.928       4.948      4.978
          99:12       4.850        4.856       4.868      4.874       4.892       4.904        4.916       4.934      4.962
          99:13       4.845        4.850       4.860      4.866       4.882       4.893        4.904       4.920      4.945
          99:14       4.839        4.844       4.853      4.858       4.873       4.883        4.892       4.906      4.928
          99:15       4.834        4.838       4.846      4.850       4.863       4.872        4.880       4.892      4.912
          99:16       4.829        4.832       4.839      4.843       4.854       4.861        4.868       4.878      4.895
          99:17       4.823        4.826       4.832      4.835       4.844       4.850        4.856       4.865      4.878
          99:18       4.818        4.820       4.825      4.827       4.834       4.839        4.844       4.851      4.862

          99:19       4.813        4.814       4.818      4.819       4.825       4.828        4.832       4.837      4.845
          99:20       4.807        4.808       4.811      4.812       4.815       4.817        4.820       4.823      4.828
          99:21       4.802        4.802       4.803      4.804       4.806       4.807        4.808       4.809      4.812
          99:22       4.797        4.796       4.796      4.796       4.796       4.796        4.796       4.795      4.795
          99:23       4.791        4.791       4.789      4.788       4.786       4.785        4.784       4.782      4.778
          99:24       4.786        4.785       4.782      4.781       4.777       4.774        4.772       4.768      4.762
          99:25       4.780        4.779       4.775      4.773       4.767       4.763        4.760       4.754      4.745
          99:26       4.775        4.773       4.768      4.765       4.758       4.753        4.747       4.740      4.729
------------------------------------------------------------------------------------------------------------------------------
       Avg Life       7.427        6.608       5.345      4.857       3.786       3.296        2.921       2.504      2.044
       Duration       5.823        5.263       4.382      4.035       3.250       2.879        2.588       2.255      1.875
      First Pay       12/03        12/03       12/03      12/03       12/03       12/03        12/03       12/03      12/03
       Last Pay       10/18        10/18       10/18      10/18       10/18       10/18        10/18       10/18       8/10
==============================================================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd, (C) 2003.

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

/---------------------------------------------------------------------------------------------------------------------------------\
 UBS                                                                                                                       Cmoproj
 Fixed Income Research                             CMF03S12B 30 year    5.4                          11:38:50 am November 21, 2003
 cmoproj.610                                                                                          Margarita Genis mgenis@rhino
                                                                                                                            Page 1
\---------------------------------------------------------------------------------------------------------------------------------/

=================================================================================================
Bond   Balance          Coupon   Delay   Factor     Index   Value    Reset   Multiplier  Cap
-------------------------------------------------------------------------------------------------
2A1    152,943,100.42   5.00000  24      1.000000           -1.0000  -       -           -
=================================================================================================


=============================================================================
Floor  Current   Settle     Deal     WAC    WAM       Pricing    Duration
       Coupon    Date                                 Speed      @ Px
-----------------------------------------------------------------------------
-      5.0000    11/28/03   30 year  5.50   179.00    250.0PSA   100:01
=============================================================================

Senior Bond, 98.60 percent of deal

==============================================================================================================================
          Price         PSA          PSA         PSA        PSA         PSA         PSA          PSA         PSA        PSA
                         50          100          20        250         400         500          600         750       1000
------------------------------------------------------------------------------------------------------------------------------
          99:17       5.076        5.078       5.074      5.086       5.094       5.099        5.105       5.112      5.125
          99:18       5.070        5.072       5.069      5.078       5.084       5.089        5.093       5.099      5.108
          99:19       5.065        5.066       5.064      5.070       5.075       5.078        5.081       5.085      5.091
          99:20       5.060        5.060       5.059      5.063       5.065       5.067        5.068       5.071      5.075
          99:21       5.054        5.054       5.054      5.055       5.056       5.056        5.056       5.057      5.058
          99:22       5.049        5.048       5.049      5.047       5.046       5.045        5.044       5.043      5.041
          99:23       5.043        5.042       5.044      5.039       5.036       5.034        5.032       5.029      5.025
          99:24       5.038        5.037       5.039      5.032       5.027       5.023        5.020       5.015      5.008

          99:25       5.033        5.031       5.034      5.024       5.017       5.013        5.008       5.002      4.991
          99:26       5.027        5.025       5.029      5.016       5.008       5.002        4.996       4.988      4.975
          99:27       5.022        5.019       5.024      5.009       4.998       4.991        4.984       4.974      4.958
          99:28       5.017        5.013       5.019      5.001       4.988       4.980        4.972       4.960      4.941
          99:29       5.011        5.007       5.014      4.993       4.979       4.969        4.960       4.946      4.925
          99:30       5.006        5.001       5.009      4.985       4.969       4.959        4.948       4.933      4.908
          99:31       5.001        4.995       5.004      4.978       4.960       4.948        4.936       4.919      4.892
         100:00       4.995        4.989       4.999      4.970       4.950       4.937        4.924       4.905      4.875

         100:01       4.990        4.983       4.994      4.962       4.941       4.926        4.912       4.891      4.859
         100:02       4.985        4.977       4.989      4.955       4.931       4.915        4.900       4.877      4.842
         100:03       4.979        4.971       4.984      4.947       4.921       4.905        4.888       4.864      4.825
         100:04       4.974        4.966       4.979      4.939       4.912       4.894        4.876       4.850      4.809
         100:05       4.968        4.960       4.974      4.931       4.902       4.883        4.864       4.836      4.792
         100:06       4.963        4.954       4.969      4.924       4.893       4.872        4.852       4.822      4.776
         100:07       4.958        4.948       4.964      4.916       4.883       4.862        4.840       4.809      4.759
         100:08       4.953        4.942       4.959      4.908       4.874       4.851        4.828       4.795      4.743

         100:09       4.947        4.936       4.954      4.901       4.864       4.840        4.816       4.781      4.726
         100:10       4.942        4.930       4.949      4.893       4.855       4.829        4.804       4.768      4.710
         100:11       4.937        4.924       4.944      4.885       4.845       4.819        4.792       4.754      4.693
         100:12       4.931        4.918       4.939      4.878       4.836       4.808        4.780       4.740      4.677
         100:13       4.926        4.913       4.934      4.870       4.826       4.797        4.768       4.727      4.660
         100:14       4.921        4.907       4.929      4.862       4.817       4.786        4.756       4.713      4.644
         100:15       4.915        4.901       4.924      4.855       4.807       4.776        4.745       4.699      4.628
         100:16       4.910        4.895       4.919      4.847       4.798       4.765        4.733       4.686      4.611
------------------------------------------------------------------------------------------------------------------------------
       Avg Life       7.499        6.666       8.076      4.891       3.807       3.311        2.933       2.513      2.050
       Duration       5.825        5.267       6.207      4.042       3.258       2.886        2.594       2.261      1.880
      First Pay       12/03        12/03       12/03      12/03       12/03       12/03        12/03       12/03      12/03
       Last Pay       10/18        10/18       10/18      10/18       10/18       10/18        10/18       10/18       8/10
==============================================================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd, (C) 2003.

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

/---------------------------------------------------------------------------------------------------------------------------------\
 UBS                                                                                                                       Cmoproj
 Fixed Income Research                             CMF03S12A 30 year    4.8                          11:37:44 am November 21, 2003
 cmoproj.610                                                                                          Margarita Genis mgenis@rhino
                                                                                                                            Page 1
\---------------------------------------------------------------------------------------------------------------------------------/


==========================================================================================================
Bond     Balance          Coupon     Delay     Factor      Index     Value      Reset   Multiplier    Cap
----------------------------------------------------------------------------------------------------------
1A1      115,631,000.00   4.75000    24        1.000000              -1.0000      -         -          -
==========================================================================================================


================================================================================
Floor   Current   Settle     Deal      Wac     Wam       Pricing     Duration
        Coupon    Date                                   Speed       @ Px
--------------------------------------------------------------------------------
-       4.7500    11/28/03   30 year   5.01    179.00    250.0PSA    90:00
================================================================================


===============================================================================
             Price         PSA         PSA         PSA         PSA        PSA
                             0         100         250         400        500
-------------------------------------------------------------------------------
             90:00       6.405       6.788       7.404       8.036      8.452
-------------------------------------------------------------------------------
          Avg Life       8.410       6.608       4.857       3.786      3.296
          Duration       6.174       4.958       3.771       3.034      2.690
         First Pay       12/03       12/03       12/03       12/03      12/03
          Last Pay       10/18       10/18       10/18       10/18      10/18
===============================================================================


===========================================================================================================
Bond     Balance         Coupon      Delay    Factor     Index     Value      Reset     Multiplier     Cap
-----------------------------------------------------------------------------------------------------------
1A3      1,000,000.00    4.75000     24       1.000000             -1.0000      -           -           -
===========================================================================================================


================================================================================
Floor   Current   Settle     Deal      Wac     Wam       Pricing     Duration
        Coupon    Date                                   Speed       @ Px
--------------------------------------------------------------------------------
-       4.7500    11/28/03   30 year   5.01    179.00    250.0PSA    90:00
================================================================================

mezz pt - 5% total sub

=================================================================================
             Price         PSA         PSA         PSA         PSA        PSA
                             0         100         250         400        500
--------------------------------------------------------------------------------
             90:00       6.405       6.788       7.404       8.036      8.452
--------------------------------------------------------------------------------
          Avg Life       8.410       6.608       4.857       3.786      3.296
          Duration       6.174       4.958       3.771       3.034      2.690
         First Pay       12/03       12/03       12/03       12/03      12/03
          Last Pay       10/18       10/18       10/18       10/18      10/18
================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd, (C) 2003.

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

/---------------------------------------------------------------------------------------------------------------------------------\
 UBS                                                                                                                       Cmoproj
 Fixed Income Research                             CMF03S12A 30 year    4.8                          11:37:44 am November 21, 2003
 cmoproj.610                                                                                          Margarita Genis mgenis@rhino
                                                                                                                            Page 2
\---------------------------------------------------------------------------------------------------------------------------------/


==========================================================================================================
Bond     Balance          Coupon     Delay     Factor      Index     Value      Reset   Multiplier    Cap
----------------------------------------------------------------------------------------------------------
1A2      25,000,000.00    4.75000    24        1.000000              -1.0000      -         -          -
==========================================================================================================


================================================================================
Floor   Current   Settle     Deal      Wac     Wam       Pricing     Duration
        Coupon    Date                                   Speed       @ Px
--------------------------------------------------------------------------------
-       4.7500    11/28/03   30 year   5.01    179.00    250.0PSA    90:00
================================================================================

SUPER SENOIR PT

===============================================================================
             Price         PSA         PSA         PSA         PSA        PSA
                             0         100         250         400        500
-------------------------------------------------------------------------------
             90:00       6.405       6.788       7.404       8.036      8.452
-------------------------------------------------------------------------------
          Avg Life       8.410       6.608       4.857       3.786      3.296
          Duration       6.174       4.958       3.771       3.034      2.690
         First Pay       12/03       12/03       12/03       12/03      12/03
          Last Pay       10/18       10/18       10/18       10/18      10/18
===============================================================================


==========================================================================================================
Bond     Balance          Coupon     Delay     Factor      Index     Value      Reset   Multiplier    Cap
----------------------------------------------------------------------------------------------------------
AP1      1,518,471.01     0.00000    24        1.000000              -1.0000      -         -          -
==========================================================================================================


================================================================================
Floor   Current   Settle     Deal      Wac     Wam       Pricing     Duration
        Coupon    Date                                   Speed       @ Px
--------------------------------------------------------------------------------
-       0.0000    11/28/03   30 year   5.01    179.00    250.0PSA    90:00
================================================================================


================================================================================
             Price         PSA         PSA         PSA         PSA        PSA
                             0         100         250         400        500
--------------------------------------------------------------------------------
             90:00       1.276       1.631       2.225       2.851      3.267
--------------------------------------------------------------------------------
          Avg Life       8.401       6.618       4.885       3.822      3.336
          Duration       8.118       6.302       4.590       3.574      3.118
         First Pay       12/03       12/03       12/03       12/03      12/03
          Last Pay       10/18       10/18       10/18       10/18      10/18
================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd, (C) 2003.

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

/---------------------------------------------------------------------------------------------------------------------------------\
 UBS                                                                                                                       Cmoproj
 Fixed Income Research                             CMF03S12B 30 year    5.4                          11:37:09 am November 21, 2003
 cmoproj.610                                                                                          Margarita Genis mgenis@rhino
                                                                                                                            Page 1
\---------------------------------------------------------------------------------------------------------------------------------/


==========================================================================================================
Bond     Balance          Coupon     Delay     Factor      Index     Value      Reset   Multiplier    Cap
----------------------------------------------------------------------------------------------------------
2A1      152,943,100.42   5.00000    24        1.000000              -1.0000      -         -          -
==========================================================================================================


================================================================================
Floor   Current   Settle     Deal      Wac     Wam       Pricing     Duration
        Coupon    Date                                   Speed       @ Px
--------------------------------------------------------------------------------
-       5.0000    11/28/03   30 year   5.50    179.00    250.0PSA    90:00
================================================================================

Senior Bond, 98.60 percent of deal

================================================================================
             Price         PSA         PSA         PSA         PSA        PSA
                             0         100         250         400        500
--------------------------------------------------------------------------------
             90:00       6.663       7.046       7.662       8.293      8.709
--------------------------------------------------------------------------------
          Avg Life       8.497       6.666       4.891       3.807      3.311
          Duration       6.150       4.941       3.760       3.026      2.683
         First Pay       12/03       12/03       12/03       12/03      12/03
          Last Pay       10/18       10/18       10/18       10/18      10/18
================================================================================


==========================================================================================================
Bond     Balance          Coupon     Delay     Factor      Index     Value      Reset   Multiplier    Cap
----------------------------------------------------------------------------------------------------------
AP2      307,296.72       0.00000    24        1.000000              -1.0000      -         -          -
==========================================================================================================


================================================================================
Floor   Current   Settle     Deal      Wac     Wam       Pricing     Duration
        Coupon    Date                                   Speed       @ Px
--------------------------------------------------------------------------------
-       0.0000    11/28/03   30 year   5.50    179.00    250.0PSA    90:00
================================================================================


================================================================================
             Price         PSA         PSA         PSA         PSA        PSA
                             0         100         250         400        500
--------------------------------------------------------------------------------
             90:00       1.267       1.622       2.216       2.841      3.258
--------------------------------------------------------------------------------
          Avg Life       8.453       6.653       4.905       3.835      3.345
          Duration       8.173       6.338       4.610       3.587      3.127
         First Pay       12/03       12/03       12/03       12/03      12/03
          Last Pay       10/18       10/18       10/18       10/18      10/18
================================================================================

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